UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Equity Bancshares, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 300

Wichita, Kansas 67207

March 13, 2020

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Equity Bancshares, Inc.:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Equity Bancshares, Inc. (the “Company”) will be held on April 22, 2020 at 10:00 a.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206. The Annual Meeting is being held for the following purposes:

1.

To elect one Class II and three Class III members to the Company’s Board of Directors to serve until the Company’s 2021 and 2023 Annual Meeting of Stockholders, respectively, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

These proposals are described in the accompanying proxy statement. The Board of Directors has fixed the close of business on February 25, 2020, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the Company’s principal executive offices for ten days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; however, whether or not you expect to attend the Annual Meeting in person, you are urged to submit your proxy so that your shares of stock may be represented and voted in accordance with your preferences and in order to help establish the presence of a quorum at the Annual Meeting.

We have adopted rules promulgated by the Securities and Exchange Commission that allow companies to furnish proxy materials to their stockholders over the Internet. On or about March 13, 2020, we mailed a Notice of Internet Availability of Proxy Materials to all stockholders of record at the close of business on February 25, 2020, containing instructions on how to access our proxy materials and how to vote your shares, as well as instructions on how to request a paper copy of our proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be Held on April 22, 2020. Our proxy materials, including our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2019, are available at investor.equitybank.com.

By Order of the Board of Directors,

Brad S. Elliott

Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please read this proxy statement and the voting instructions in the Notice of Internet Availability of Proxy Materials. Then please vote over the Internet or, if you received or requested a paper proxy card in the mail, by completing, signing, dating and mailing the completed proxy card to us. The instructions in the Notice of Internet Availability of Proxy Materials or your proxy card describe how to use these convenient services. You may revoke your proxy in the manner described in this proxy statement at any time before it is voted at the Annual Meeting. See “About the Annual Meeting— May I change my vote after submission?” for more information on how to vote your shares or revoke your proxy.

EQUITY BANCSHARES, INC.

7701 East Kellogg Drive, Suite 300

Wichita, Kansas 67207

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement (this “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Equity Bancshares, Inc. for use at the Equity Bancshares, Inc. 2020 Annual Meeting of Stockholders (the “Annual Meeting”). In this Proxy Statement, references to “Equity,” the “Company,” “we,” “us,” “our” and similar expressions refer to Equity Bancshares, Inc., unless the context or a particular reference provides otherwise. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”).

The Board requests your proxy for the Annual Meeting that will be held on April 22, 2020, at 10:00 a.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206, for the purposes set forth in the accompanying notice (the “Notice”) and described in this Proxy Statement. By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting or any adjournment(s) or postponement(s) thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 22, 2020

Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials, including this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2019, over the Internet. Accordingly, we are providing our stockholders with a Notice of Internet Availability of Proxy Materials, sometimes referred to herein as the “Notice,” instead of a paper copy of our proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials and how to vote your shares, as well as instructions on how to request a paper or e-mail copy of our proxy materials. We believe this electronic distribution process expedites stockholders’ receipt of proxy materials and reduces the environmental impact and cost of printing and distributing our proxy materials. We mailed the Notice of Internet Availability of Proxy Materials on or about March 13, 2020, to all stockholders of record entitled to vote at the Annual Meeting at the close of business on February 25, 2020. You should read our entire proxy statement carefully before voting.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares may be voted only by a person to whom you have given a proper proxy.

Brokers are not permitted to vote your shares for discretionary matters, which include the election of directors, without your instructions as to how to vote. Please return your proxy card or vote via the Internet so that your vote can be counted.

ABOUT THE ANNUAL MEETING

When and where will the meeting be held?

The Annual Meeting will be held on April 22, 2020 at 10:00 a.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written or electronic document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that describes the matters to be voted upon at the Annual Meeting and provides additional information about the Company. Pursuant to regulations of the SEC, we are required to provide you with a proxy statement containing certain information when we ask you to sign a proxy card to vote your stock at a meeting of the Company’s stockholders.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

1.

To elect one Class II and three Class III members to the Company’s Board of Directors to serve until the Company’s 2021 and 2023 Annual Meeting of Stockholders, respectively, each until their successor is duly elected and qualified or until their earlier death, resignation or removal;

2.	To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.	To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

What is a record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on February 25, 2020 (the “Record Date”). The Record Date is established by the Board as required by the Company’s Second Amended and Restated Articles of Incorporation (the “Articles”), Amended and Restated Bylaws (the “Bylaws”) and Kansas law. On the Record Date, 15,437,427 shares of Class A Common Stock were outstanding.

Why was I mailed a Notice of Internet Availability of Proxy Materials instead of a full set of printed proxy materials?

In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our stockholders, we have elected to provide access to such materials to our stockholders over the Internet. Accordingly, on or about March 13, 2020, we mailed a Notice of Internet Availability of Proxy Materials to all stockholders of record on the Record Date entitled to vote at the Annual Meeting. Stockholders will have the ability to access our proxy materials on the website referred to in the Notice. The Notice also contains instructions on how to vote your shares, as well as instructions on how to request a paper or e-mail copy of our proxy materials. We encourage you to take advantage of the availability of the proxy materials over the Internet to help reduce the environmental impact and cost of printing and distributing our proxy materials.

How can I access the proxy materials on the internet?

The Notice of Internet Availability of Proxy Materials provides you with instructions regarding how to:

•	view our proxy materials for the Annual Meeting over the Internet;

•	vote your shares after you have viewed our proxy materials (including any control/identification numbers that you need to access your form of proxy);

•	obtain directions to attend the Annual Meeting and vote in person;

•	request a printed copy or e-mail copy with links to the proxy materials, including the date by which the request should be made to facilitate timely delivery; and

•	instruct us to send our future proxy materials to you by mail or electronically by e-mail.

Will I receive any other proxy materials by mail (besides the Notice of Internet Availability of Proxy Materials)?

If you request paper copies of our proxy materials by following the instructions in the Notice, we will send you our proxy materials, including a proxy card, in the mail.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of the Notice of Internet Availability of Proxy Materials, this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate Notice of Internet Availability of Proxy Materials and voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is entitled to vote at the annual meeting?

Holders of Class A Common Stock as of the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting. The Company’s Articles prohibit cumulative voting in the election of directors by the common stock of the Company.

The holders of at least one-half of the outstanding shares of Class A Common Stock must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. At any meeting of the Company’s stockholders, whether or not a quorum is present, the chairman of the meeting or the holders of a majority of the Class A Common Stock, present in person or represented by proxy and entitled to vote at the meeting, may adjourn the meeting from time to time without notice or other announcement.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer and Trust Company (“Continental”), the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability of Proxy Materials, and, if requested, any printed copies of the proxy materials, including any proxy cards or voting instructions, have been sent directly to you by Continental at the Company’s request. On the Record Date, the Company had 251 holders of record.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Internet Availability of Proxy Materials and, if applicable, any printed copies of the proxy materials, including any proxy cards or voting instructions, are being forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions it included in the mailing or by following its instructions for voting.

What is householding?

Some banks, brokers and other nominee record holders may be “householding” our proxy materials, including this proxy statements, our annual report and related materials. “Householding” means that only one copy of these documents may have been sent to multiple stockholders in one household. If you would like to receive your own set of Equity’s proxy statement, annual report and related materials, or if you share an address with another Equity stockholder and together both of you would like to receive only a single set of these documents, please contact your bank, broker or other nominee.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Your broker has discretionary authority to vote your shares with respect to Item 2—the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Item 1—the election of directors to the Company’s Board.

How do I vote my shares?

If you are a record holder, you may vote your Class A Common Stock at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you have two ways to vote:

•

Via the Internet: You may vote your proxy over the Internet by visiting the website www.cstproxyvote.com. Have the Notice of Internal Availability of Proxy Materials or, if applicable, the proxy card that may have been provided to you in hand when you access the website and follow the instructions for Internet voting on that website. You may also access the website using your mobile phone and the instructions on the Notice of Internet Availability of Proxy Materials; or

•

Via Mail: If you receive or request a paper copy of the proxy materials by mail, you may vote by indicating on the proxy card(s) applicable to your common stock how you want to vote and signing, dating and mailing your proxy card(s) in the enclosed pre-addressed postage-paid envelope as soon as possible to ensure that it will be received in advance of the Annual Meeting.

Please refer to the specific instructions set forth in your Notice of Internet Availability of Proxy Materials or proxy card for additional information on how to vote. When you vote via internet or mail, you will direct the designated persons (known as “proxies”) to vote your Class A Common Stock at the Annual Meeting in accordance with your instructions. The Board has appointed Brad S. Elliott and Gregory H. Kossover to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. Please note that Internet voting will close at 10:59 p.m., Central Time, on April 21, 2020. If you complete all of the proxy card except for one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal for which you provide no voting instructions. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment. We do not anticipate any other matters will come up at this time.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker will be unable to vote your shares with respect to the proposal as to which you provide no voting instructions, except that the broker has the discretionary authority to vote your shares with respect to Item 2—the ratification of the appointment of Crowe LLP.

If your shares of common stock are held in “street name,” your ability to vote over the Internet depends on your broker’s voting process. You should follow the instructions on your proxy card or voting instruction card.

Alternatively, if you hold your shares in “street name” and you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the inspectors of election appointed for the Annual Meeting. Votes for each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares as discussed above.

Even if you currently plan to attend the Annual Meeting, we recommend that you also vote via Internet or return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

With respect to the election of directors, you may vote for the election of each nominee, against the election of each nominee, or abstain from voting for the election of each nominee. With respect to all other proposals, you may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Item 1—FOR the election of each nominee for director; and

Item 2—FOR the ratification of the appointment of Crowe LLP

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Item 1—FOR the election of each nominee for director; and

Item 2—FOR the ratification of the appointment of Crowe LLP

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares in relation to Item 1. The nominee will have discretion to vote on Item 2—the ratification of the appointment of Crowe LLP.

May I change my vote after submission?

Yes. Regardless of the method used to cast a vote, if a stockholder is a holder of record, he or she may change his or her vote or revoke his or her proxy by:

•

delivering to the Company at any time before the Annual Meeting is called to order, by our corporate secretary, a written notice of revocation addressed to Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207, Attention: Corporate Secretary;

•

casting a new vote over the Internet by visiting the website www.cstproxyvote.com and following the instructions in your Notice of Internet Availability of Proxy Materials or, if applicable, the proxy card that may have been provided to you, before the Internet voting deadline of 10:59 p.m., Central Time, on April 21, 2020;

•

completing, signing and returning a new proxy card with a later date than your original proxy card, if applicable, no later than the time the Annual Meeting is called to order, by our corporate secretary, and any earlier proxy will be revoked automatically; or

•

attending the Annual Meeting and voting in person, and any earlier proxy will be revoked. Your attendance alone at the Annual Meeting will not revoke your proxy unless you give written notice of revocation to the corporate secretary of the Company before the Annual Meeting is called to order.

If your shares are held in “street name” and you desire to change any voting instructions you have previously given to the record holder of the shares of which you are the beneficial owner, you should contact the broker, bank or other nominee holding your shares in “street name” in order to direct a change in the manner your shares will be voted.

What percentage of the vote is required to approve each proposal?

Each holder of Class A Common Stock is entitled to one vote for each share of Class A Common Stock registered, on the Record Date, in such holder’s name on the books of the Company on all matters to be acted upon at the Annual Meeting.

Item 1: The election of each nominee for director will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

Item 2: The ratification of Crowe LLP’s appointment as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting.

What is a quorum?

Generally, a quorum is defined as the number of shares that are required to be present at the Annual Meeting so that the results of voting on a particular proposal at the Annual Meeting will be deemed to be the act of the stockholders as a whole. With respect to Equity, a quorum is determined by counting the relevant number of shares of Class A Common Stock represented in person or by proxy at the Annual Meeting. If you submit a properly executed proxy card (via mail or the Internet), you will be considered part of the quorum even if you do not attend the Annual Meeting. The presence in person or by proxy of one-half of the Class A Common Stock outstanding on the Record Date will constitute a quorum.

How are broker non-votes and abstentions treated?

Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. The only routine matter to be presented at the Annual Meeting is Item 2—the ratification of the appointment of the independent registered public accounting firm. If you hold shares in “street name” and do not provide voting instructions to your broker, those shares will be counted as broker non-votes for all non-routine matters. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting with respect to all of the proposals to be considered at the Annual Meeting. However, broker non-votes will not be counted for purposes of determining the number of shares of stock having voting power present in person or represented by proxy.

For matters requiring the affirmative vote of the majority of stock having voting power present in person or represented by proxy, abstentions are included in the denominator as shares “present” or “represented” and have the same practical effect as a vote “against” a proposal.

Item 1: An abstention with respect to one or more nominees for director will have the effect of a vote against such nominee or nominees. A broker non-vote will not affect the outcome of this proposal.

Item 2: Any abstentions will have the effect of a vote against the proposal to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of soliciting stockholder proxies. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of electronic and mail distribution, if deemed advisable, directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. This proxy solicitation is made by the Board and the cost of this solicitation is being borne by the Company. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s Class A Common Stock. We also may engage a proxy solicitation firm to assist us with the solicitation of proxies and, if so, would expect to pay that firm approximately $20,000 for its services, plus out-of-pocket expenses.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company in accordance with our Bylaws. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The Company intends to publish the voting results in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement and the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please write to Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207, Attention: Chris Navratil, Senior Vice President of Finance or call (316) 779-1676 and ask for Chris Navratil.

ITEM ONE: ELECTION OF DIRECTORS

Classification of the Company’s Directors

In accordance with the terms of our Articles, our Board is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms, and prior to our 2020 Annual Meeting is divided as follows:

•	The Class I directors are James L. Berglund, R. Renee Koger, Jerry P. Maland and Shawn D. Penner. Their term will expire at the Annual Meeting of Stockholders to be held in 2022;

•	The Class II directors are Brad S. Elliott, Gregory H. Kossover and Harvey R. Sorensen. Their term will expire at the Annual Meeting of Stockholders to be held in 2021; and

•	The Class III directors are Gary C. Allerheiligen, Jeff A. Bloomer and Gregory L. Gaeddert. Their term will expire at this year’s Annual Meeting of Stockholders.

Election Procedures; Term of Office

At each annual meeting of stockholders, or special meeting in lieu thereof, upon the expiration of the term of a class of directors, the successors to such directors will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and the election and qualification of his or her successor or until such director’s earlier death, resignation or removal. Any additional directorships resulting from an increase in the number of directors will be distributed by the Board among the three classes so that, as nearly as possible, each class will consist of approximately one-third of the directors.

The Corporate Governance and Nominating Committee has recommended, and the independent members of the Board, meeting in an executive session, have approved the nomination of Junetta M. Everett to serve as a Class II director, and Gary C. Allerheiligen, Gregory L. Gaeddert and Benjamen M. Hutton to serve as Class III directors. Messrs. Allerheiligen and Gaeddert currently serve as Class III directors. Ms. Everett, if elected at the Annual Meeting, will serve until the 2021 Annual Meeting of Stockholders. Messrs. Allerheiligen, Gaeddert, and Hutton, if elected, will serve until the 2023 Annual Meeting.

Each nominee receiving the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting will be elected. Unless instructed to abstain or vote against one or more of the nominees, all shares of Class A Common Stock represented by proxy will be voted FOR the election of the nominees. If instructed to abstain or vote against one or more but not all of the nominees, all shares of Class A Common Stock represented by any such proxy will be voted FOR the election of the nominee or nominees, as the case may be, for whom no instruction to abstain or vote against has been given.

If a nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board. The Board has no reason to believe that any nominee will be unavailable to serve as a director. All of the nominees have consented to being named herein and to serve if elected.

Any director vacancy occurring after the election may be filled by the affirmative vote of the majority of the directors then in office, even if the remaining directors constitute less than a quorum of the full Board. In accordance with our Articles, the term of a director elected to fill a vacancy shall expire upon the expiration of the term of office of the class of directors in which such vacancy occurred.

Nominees for Election

The following table sets forth the name, age, position with the Company and director class for each nominee for election as a director of the Company:

Name	Age	Current Position(s) with Equity	Class
Gary C. Allerheiligen	72	Director	III
Junetta M. Everett	64	—	II
Gregory L. Gaeddert	58	Director	III
Benjamen M. Hutton	39	—	III

The biography of each of the director nominees set forth below contains information regarding the person’s service as a director and/or executive officer, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should serve as a director.

Gary C. Allerheiligen has served as a member of our Board since 2014. Mr. Allerheiligen was a partner at Grant Thornton LLP from 1987 to his retirement in 2010, where he most recently served as a managing partner. Mr. Allerheiligen is a certified public accountant and is a past Chairman of the Board of the Kansas Society of Certified Public Accountants (“KSCPA”) and has served as the KSCPA’s elected member to the governing council of the American Institute of Certified Public Accountants. He has also served many civic and nonprofit organizations in various board and leadership roles. Mr. Allerheiligen holds a Bachelor of Science in Business from Emporia State University. Mr. Allerheiligen’s experience and qualifications provide sound leadership to the board of Directors. In addition, as a certified public accountant, Mr. Allerheiligen brings extensive accounting, management, strategic planning and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Junetta M. Everett is the Vice President of Professional Relations of Delta Dental of Kansas, the largest dental insurer in the State of Kansas, where she has been employed since 1987. Ms. Everett is actively involved in numerous charitable and social causes including, the development and coordination of the P.A.N.D.A. (Prevent Abuse and Neglect through Dental Awareness) program and coalition for the state of Kansas, which was established to educate dental professionals and others on how to identify and report suspected cases of child abuse which led to a Governor’s Exemplary Service Award for the Prevention of Child Abuse. Ms. Everett was recognized in the 2012 Journal Magazine of Kansas Leadership Center for civic citizenry and also was named and recognized as one of the Wichita Business Journal’s Leaders in Diversity, Women in Business and 2019 Women Who Lead. She received the 2015 Wichita State University Alumni Recognition Award and was named one of the Wichita Black Legends in 2017. She is a 2010 Leadership Kansas graduate and has served on the boards of various civic and nonprofit organizations including, among others, the Wesley Medical Center, Exploration Place, Kansas Health Foundation, Wichita State College of Health Professions and the Wichita Regional Chamber of Commerce of which she currently serves as the chairperson. Ms. Everett holds a Bachelor of Science from Wichita State University and an Associate of Arts from Butler Community College and was previously a registered dental hygienist. Ms. Everett brings significant leadership experience, knowledge of the healthcare and insurance industries and valuable insight into promoting intentional inclusion in the workplace to the Board.

Gregory L. Gaeddert has served as a member of our Board since 2007. Mr. Gaeddert has served as Managing Partner of B12 Capital Partners, LLC since 2006. Prior to co-founding B12 Capital Partners, LLC in 2006, Mr. Gaeddert was employed in various capacities by Commerce Bancshares, Inc. and its affiliates, including serving as Kansas City officer manager for its private equity arm, Capital For Business, Inc. He also served in various management roles for Commerce Bank in Wichita and Kansas City, including serving as Executive Vice President and Commercial Group Manager, Executive Committee and Senior Loan Committee member for the Wichita Bank. Mr. Gaeddert currently serves on the board of directors of Great Plains Ventures,

Inc., IBT Industrial Solutions and several of B12 Capital Partners’ portfolio companies. Mr. Gaeddert graduated from Bethel College with a degree in Economics and Business Administration and he earned a Master of Business Administration degree from the University of Kansas. His experience and qualifications provide sound leadership to the Board. In addition, Mr. Gaeddert brings strong investment, accounting and financial skills important to the oversight of our financial reporting, enterprise and operational risk management.

Benjamen M. Hutton is the Chief Executive Officer of Hutton Construction where he has been employed since 2006. Mr. Hutton has served on the boards of various civic and nonprofit organizations including, among others, Associated General Contractors of Kansas, Kansas Big Brothers Big Sisters and the Wichita Chamber of Commerce of which he is the chair-elect. He has also been actively involved with the following organizations: Youth Entrepreneurs of Kansas, Young Presidents Organization and Maize Education Foundation. Mr. Hutton holds a Bachelor of Science from Kansas State University in Construction Science and a Masters of Business Administration from Friends University. His board, senior level management and construction experience in the markets in which the Company operates provides him with a unique perspective that we believe will be beneficial to the Board.

Vote Required

The election of each nominee for director will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. An abstention with respect to one or more nominees for director will have the effect of a vote against such nominee or nominees. A broker non-vote will not affect the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our Class I and Class II directors whose terms of office do not expire at the Annual Meeting, and the executive officers of the Company who are not also directors:

Name	Age	Position(s) with the Company	Class	Director’s Term Expires
Directors Continuing until 2021:
Brad S. Elliott	53	Chairman and Chief Executive Officer	II	2021
Gregory H. Kossover	57	Executive Vice President and Chief Financial Officer	II	2021
Harvey R. Sorensen	72	Director	II	2021

Directors Continuing until 2022:
James L. Berglund	85	Director	I	2022
R. Renee Koger	58	Director	I	2022
Jerry P. Maland	70	Director	I	2022
Shawn D. Penner	50	Director	I	2022

Non-Director Executive Officers:
Craig L. Anderson	60	Executive Vice President and Chief Operating Officer
John M. Blakeney	70	Executive Vice President and Chief Information Officer
Tina M. Call	54	Senior Vice President and Chief Risk Officer
Patrick J. Harbert	46	President, Community Markets
Julie A. Huber	50	Executive Vice President, Strategic Initiatives
Craig P. Mayo	57	Executive Vice President and Chief Credit Officer
Gaylyn K. McGregor	51	Executive Vice President, Trust and Wealth Management
Mark C. Parman	59	Executive Vice President and Director of Metro Banking
Brett A. Reber	60	Executive Vice President and General Counsel

Set forth below is the background, business experience, attributes, qualifications and skills of the Company’s continuing directors and executive officers. Executive officers serve at the discretion of the Board.

Directors Continuing in Office Until the 2021 Annual Meeting

Brad S. Elliott is our founder, Chairman and Chief Executive Officer. He also serves as Chairman and Chief Executive Officer of Equity Bank. Before founding the Company in 2002, Mr. Elliott served as Director of Marketing at Koch Industries, Inc., a privately-held multinational corporation. Prior to joining Koch Industries, Inc., he served as a Regional President at Sunflower Bank, a community bank with locations throughout Kansas, Colorado and Missouri. Prior to joining Sunflower Bank, Mr. Elliott was employed in various capacities by Home State Bank and Trust for six years following graduation from McPherson College with a Bachelor of Science degree in Finance and Management. Mr. Elliott is also a graduate of the Stonier Graduate School of Banking. He has served on the board of directors for the Wichita Area Chamber of Commerce, the Wichita State

University Shocker Athletic Scholarship Organization, PCS Advisory Board, Via Christi Health, and the Kansas Bankers Association. Mr. Elliott currently serves on Pentegra’s DC Plan Board of Directors. Mr. Elliott adds financial services experience, especially lending, asset and liability management to the Board, as well as a deep understanding of the Company’s business and operations. Mr. Elliott also brings risk and operations management and strategic planning expertise to the Board, skills that are important as we continue to implement our business strategy and acquire and integrate growth opportunities.

Gregory H. Kossover has served as Executive Vice President and Chief Financial Officer of the Company since October 2013. He has served as a member of our Board since December 2011. Prior to joining the Company, Mr. Kossover served as President of Physicians Development Group, a builder and manager of senior living facilities in the Wichita, Kansas metropolitan area, from 2012 to 2013. From 2004 to 2011 he served as Chief Executive Officer of Value Place, LLC, one of the largest economy extended stay lodging franchises in the United States. Mr. Kossover previously served as Treasurer of Western Financial Corporation, a publicly-held thrift holding company. Mr. Kossover graduated from Emporia State University with a Bachelor of Science degree in Accounting and has successfully completed the Uniform Certified Public Accountants exam. Mr. Kossover’s leadership and financial experience provide important oversight of our financial reporting and enterprise and operational risk management to the Board.

Harvey R. Sorensen has served as a member of our Board since 2003. Mr. Sorensen has been a partner of Foulston Siefkin LLP, Kansas’s largest law firm, since 1978. His practice focuses on mergers and acquisitions, private equity transactions, venture capital investments and tax matters. Mr. Sorensen is a graduate of the Northwestern University School of Law, the Boston University Graduate School of Management and Beloit College. He is active in a variety of civic and charitable organizations and formerly served as Chairman of The Orpheum Theatre Board of Directors. Mr. Sorensen provides the Board with mergers and acquisitions and corporate governance experience in addition to his active involvement in many professional, civic and charitable organizations.

Directors Continuing in Office Until the 2022 Annual Meeting

James L. Berglund has served as a member of our Board since 2007. He worked for Sunflower Bank for thirty-five (35) years, serving as President and Chief Executive Officer for twenty of those years. Since his retirement from Sunflower Bank in 2005, Mr. Berglund has served as lending consultant and on the board of directors of the State Bank of Osborne, Kansas. Mr. Berglund holds a Bachelor of Science in Business and a Juris Doctor from the University of Kansas. Mr. Berglund’s extensive banking experience and knowledge of the Kansas banking industry qualify him to serve on our Board.

R. Renee Koger has served as a member of our Board since 2003. Ms. Koger is currently a partner with the law firm of Wise & Reber, L.C. where she has practiced since 1991. Ms. Koger is a certified public accountant (currently inactive) and is a graduate of Oklahoma State University and the University of Tulsa College of Law. She serves and has served on numerous civic and charitable boards and is the past president of the Tax Section of the Kansas Bar Association, the McPherson Chamber of Commerce and United Way of McPherson County. Currently, she is serving on the McPherson College Board of Trustees as well as the Kansas Bar Association of Trustees. Ms. Koger brings legal, accounting and tax experience to the Board, providing oversight to our financial reporting, enterprise and operational risk management.

Jerry P. Maland was appointed to the Company’s Board upon the closing of the merger of the Company and Community First Bancshares, Inc. Mr. Maland served as a director of Community First Bancshares, Inc. following its formation in 1997, and served as Chairman of the board for both Community First Bank and Community First Bancshares, Inc. Mr. Maland is the former owner of McDonald’s restaurants in Harrison, Berryville, and Eureka Springs. He previously served on the Board of Directors of Security Bank and First Commercial Corporation from 1984 until forming Community First Bank in 1997. Mr. Maland is a 1972 graduate of Luther College in Decorah, Iowa. A resident of Harrison, Arkansas for more than thirty-six

(36) years, Mr. Maland has been active in the Harrison community and has served on the boards of the Chamber of Commerce, the City Advertising and Promotion Committee, the Harrison Parks and Recreation Commission, Boone County United Way, Boone County Special Services, American Legion Baseball and Consolidated Youth.

Shawn D. Penner has served as a member of our Board since 2003. Mr. Penner is the owner of Shamrock Development, LLC, a real estate development firm, which he founded in 1997. He also serves as a director of First Federal of Olathe Bancorp, Inc., First Federal Savings and Loan Bank, and GPV, Inc. From 1993 to 1994, Mr. Penner worked as a national bank examiner for the Office of the Comptroller of the Currency. Mr. Penner graduated from Wichita State University with a Bachelors of Business Administration and a Master of Business Administration degrees. He currently serves as a member of the Executive Board of the Wichita State University Alumni Association. Mr. Penner brings experience as an executive and local knowledge of our markets as well as bank regulatory and investment experience to the Board.

Non-Director Executive Officers

Craig L. Anderson joined the Company in 2018. Previously, Mr. Anderson served as President, Commercial Banking – Eastern Region for UMB beginning in 2017, overseeing commercial banking divisions in Missouri, Kansas, Nebraska, Oklahoma and Illinois. Mr. Anderson managed national specialty lending businesses and developed products and strategies for specialty agribusiness, health care and aviation lines. Prior to this, he served as President, Commercial Banking beginning in 2011 in Kansas City, Missouri and President, Regional Banking in Denver, Colorado. Mr. Anderson also served as Chairman and CEO of UMB National Bank of America in Salina, Kansas from 2001 through 2009, operating out of Wichita. Mr. Anderson is an alumnus of the University of Colorado – Graduate School of Banking in Boulder, Colorado and a graduate of Southwestern College in Winfield, Kansas. He has been involved in numerous community involvement efforts, including the Greater Kansas City and Mile High United Way chapters, service on the executive committee of YPO Gold, and has served as a board member and held key leadership positions with Music Theater of Wichita, Junior Achievement of Wichita, and Arts Partners of Wichita.

John M. Blakeney joined the Company in August 2017 and serves as Executive Vice President and Chief Information Officer, overseeing all technology supporting Equity Bank. Before joining the Company, he was with CoreFirst Bank & Trust where he joined as Chief Information Officer in 2012 and was promoted to Executive Vice President and Chief Operations Officer in 2014. Before CoreFirst Bank & Trust, Mr. Blakeney worked as an independent contractor for two years, as Chief Information Officer for Commerce Bank of Kansas City, Missouri for six years, and as Chief Information Officer of the telecommunications company, INFOnxx for five years. He graduated from Union College with an Associate of Science degree in Chemistry and Kean University with a Bachelor of Science degree in Management Information Science. Mr. Blakeney is also a graduate of the Wharton School of the University of Pennsylvania where he earned his Master of Business Administration. He is a co-inventor on seventeen technical and business process patents.

Tina M. Call serves as Senior Vice President and Chief Risk Officer of the Company. Ms. Call previously served as Market President of Equity Bank’s Southwest Region. Prior to joining Equity Bank, Tina served as President and CEO of First National Bank of Liberal and was a member of its board of directors for both the bank and holding company. As a member of the board of First National Bank of Liberal, Ms. Call served on the Audit and Credit Committees. Ms. Call is an alumnus of Southwestern Oklahoma State University where she graduated Magna Cum Laude.

Patrick J. Harbert has served as Executive Vice President and Community Markets President of Equity Bank since 2003. Prior to joining the Company, he was the Dodge City Market President for Sunflower Bank from June 1998 to August 2003. He graduated from Friends University with a Bachelor of Arts degree in Business, and he is also a graduate of the Graduate School of Banking at Colorado and the Bank Leaders of Kansas, which is sponsored by the Kansas Bankers Association. Mr. Harbert was elected to the Kansas Bankers Association Board of Directors in 2014 and served a three year term.

Julie A. Huber serves as Executive Vice President, Strategic Initiatives. Ms. Huber joined Equity Bank in 2003 and has served in a variety of leadership roles for Equity Bank over a period of sixteen years, including overseeing our operations, human resources, compliance functions, and sales and training, and has managed the integration process for each community bank we have acquired. Ms. Huber served as President of Signature Bank following our acquisition of Signature Bank in 2007. Prior to joining the Company, Ms. Huber most recently served as the executive of Sunflower Bank responsible for the retail, operational, compliance and security functions. Ms. Huber graduated from McPherson College with a Bachelor of Science degree in Business Administration and History, received her Master of Business Administration from Baker University in 2014 and is a graduate of the Stonier Graduate School of Banking and the Bank Leaders of Kansas. Ms. Huber has previously served as President of the Andover Advantage Foundation in Andover, Kansas and is a Business Plan Advisor with Youth Entrepreneurs.

Craig P. Mayo joined the Company in March 2018 to serve as Executive Vice President and Chief Credit Officer. Mr. Mayo served as Executive Vice President and Chief Credit Officer for Investors Community Bank beginning in 2014, overseeing the bank’s overall credit quality and played a key role in helping the bank grow from two branches and $757 million of assets in 2013 to four branches and $1.4 billion of assets in 2017. Prior to joining Investors Community Bank in 2011, Mr. Mayo served as a Vice President and Special Loans Officer with Citizens Bank in Green Bay, Wisconsin. Mr. Mayo has spent more than thirty years in the financial industry, including roles in mortgage origination and commercial lending as well as credit analyst, loan review officer, and special assets. Mr. Mayo began his banking career with Northfield Savings Bank in 1984. Mr. Mayo graduated from the Wisconsin Graduate School of Banking in 2016, and the Agricultural Lending School at the School of Banking in Topeka, Kansas, and he is an alumnus of Middlebury College in Middlebury, Vermont.

Gaylyn K. McGregor serves as Executive Vice President and is the Director of Trust and Wealth Management for Equity Bank, overseeing the vision and execution of the investment, fiduciary, financial planning and private banking sectors of the Company. Prior to joining the Company, she held a similar role for Commerce Trust Company in its Kansas region. As an accomplished relationship manager and financial professional, Ms. McGregor has also served on several community boards and committees, including the Wichita Zoological Society, Junior League of Wichita, Mark Arts, Habitat for Humanity, Music Theater of Wichita and the American Heart Association. Ms. McGregor graduated from the University of North Dakota with a Bachelor of Business Administration.

Mark C. Parman serves as Executive Vice President and Director of Metro Banking. Mr. Parman joined the Company in 2012, following our merger with First Community Bancshares, Inc. He first served in a leadership role in the Special Assets department then transitioned into a Market President position overseeing our Kansas City market. In 2019, Mr. Parman took on the added responsibility of overseeing the Company’s growing metro market footprint. Including his time with the Company, Mr. Parman has forty years of experience in the banking industry, including many leadership positions. Mr. Parman is a graduate of the Stonier Graduate School of Banking.

Brett A. Reber serves as Executive Vice President and General Counsel. Prior to joining the Company, he practiced for 30 years with Wise & Reber, L.C., a full-service commercial and civil law firm in McPherson Kansas, as the firm’s managing member. He graduated from the University of Kansas with a Bachelors in General Studies Degree and earned his Juris Doctor degree from the University of Tulsa College of Law. Following law school, Mr. Reber served as a law clerk to the United States District Court Judge Thomas R. Brett in the Northern District of Oklahoma. He has been active in bar association activities and has served as the President of the Kansas Bar Association Young Lawyers Section. He is a Fellow of the Kansas Bar Foundation and American Bar Foundation, and is a member of the American, Kansas, and Oklahoma bar associations, and the Kansas Association of Defense Counsel. Mr. Reber is active in state and local community affairs. He is a trustee of the Julia J. Mingenback Foundation and a Director of the McPherson Industrial Development Company.

CORPORATE GOVERNANCE

Risk Management and Oversight

Our Board is responsible for oversight of management and the business and affairs of the Company, including those relating to management of risk. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, the Risk Management Committee and Audit Committee assist the Board in monitoring the effectiveness of the Company’s identification and management of risk, including financial and other business risks. The Compensation Committee is responsible for overseeing the management of risks relating to our executive and employee compensation plans and arrangements, and periodically reviews these arrangements to evaluate whether incentive or other forms of compensation encourage unnecessary or excessive risk taking by the Company. Our Corporate Governance and Nominating Committee monitors the risks associated with the independence of our Board and Equity Bank’s Credit Committee oversees our general credit risk management policies and other credit related risks. Management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

Hedging and Pledging Policies

The provisions of our insider trading policy applicable to our directors, executive officers and certain other designated employees prohibits such persons from hedging or pledging our securities, subject to limited exceptions and pre-approval under the terms of our insider trading policy. Such persons are also prohibited from engaging in various trading practices including short sales of the Company’s securities, trading in puts, calls or other derivative securities of the Company, and from holding our securities in a margin account.

Meetings of the Board

The Board held eight regular meetings and one special meeting during 2019. There was no director who attended less than 75% of the aggregate of the (i) total number of meetings of the Board and (ii)  total number of meetings held by committees on which he or she served.

Leadership Structure

Our Board meets at least eight times a year, and the board of directors of Equity Bank also meets at least eight times a year. Our Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes that it is in the best interests of our organization to make that determination from time to time based on the position and direction of our organization and the membership of the Board. The Board has determined that having our Chief Executive Officer serve as Chairman of the Board is in the best interests of our stockholders at this time. This structure makes best use of the Chief Executive Officer’s extensive knowledge of our organization and the banking industry. The Board views this arrangement as also providing an efficient nexus between our organization and the Board, enabling the Board to obtain information pertaining to operational matters expeditiously and enabling our Chairman to bring areas of concern before the Board in a timely manner.

Committees of the Board

Our Board has established standing committees in connection with the discharge of its responsibilities. These committees include the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and Risk Management Committee. Our Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. The composition and responsibilities of each committee are described below. Members will serve on these committees until their resignation or until otherwise determined by our Board.

Audit Committee

Our Audit Committee consists of Gary C. Allerheiligen, Gregory L. Gaeddert and Harvey R. Sorensen, with Mr. Allerheiligen serving as chair of the Audit Committee. Our Audit Committee has responsibility for, among other things:

•	selecting and hiring our independent registered public accounting firm, and approving the audit and non-audit services to be performed by our independent registered public accounting firm;

•	evaluating the qualifications, performance and independence of our independent registered public accounting firm;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures;

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discussing the scope and results of the audit with the independent registered public accounting firm and reviewing with management and the independent registered public accounting firm our interim and year-end operating results; and

•	preparing the Audit Committee report required by the SEC to be included in our annual proxy statement.

Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable NASDAQ Stock Market LLC (“NASDAQ”) rules require our Audit Committee to be composed entirely of independent directors. Our Board has affirmatively determined that each of the members of our Audit Committee meet the definition of “independent directors” under the rules of the NASDAQ and for purposes of serving on an Audit Committee under applicable SEC rules. Our Board also has determined that Mr. Allerheiligen qualifies as an “audit committee financial expert” as defined by the SEC.

Our Board has adopted a written charter for our Audit Committee, which is available on our corporate website at investor.equitybank.com. The Audit Committee held six meetings during 2019.

Compensation Committee

Our Compensation Committee consists of Gary C. Allerheiligen, Jerry P. Maland and Harvey R. Sorensen, with Mr. Sorensen serving as chair of the committee. The Compensation Committee is responsible for, among other things:

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reviewing and approving compensation of our executive officers including annual base salary, annual incentive bonuses, specific goals, equity compensation, employment agreements, severance and change in control arrangements, and any other benefits, compensation or arrangements;

•	reviewing and recommending compensation goals, bonus and stock compensation criteria for our employees;

•	evaluating the compensation of our directors;

•	reviewing and discussing annually with management our executive compensation disclosure required by SEC rules; and

•	administrating, reviewing and making recommendations with respect to our equity compensation plans.

Our Board has evaluated the independence of the members of our Compensation Committee and has determined that each of the members of our Compensation Committee is an “independent director” under the NASDAQ standards. The members of the Compensation Committee also satisfy the independence requirements and additional independence criteria under Rule 10C-1 under the Exchange Act, qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”).

The Compensation Committee has sole and exclusive authority to retain compensation consultants, legal counsel or other advisers, including the authority to provide appropriate funding, as determined by the Compensation Committee, for the payment of reasonable compensation to such compensation consultants, legal counsel and other advisers. When determining whether to engage any compensation consultant, legal counsel or other adviser, the Compensation Committee is required to consider all factors relevant to that person’s independence from management and compliance with applicable law and regulations. In 2018, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) to provided compensation consulting services. Please see the discussion of the consulting services provided to the Compensation Committee by Meridian under the section titled “Executive Compensation and Other Matters—Role of Independent Compensation Consultant.”

Our Board has adopted a written charter for our Compensation Committee, which is available on our corporate website at investor.equitybank.com. The Compensation Committee held four meetings during 2019.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating Committee consists of James L. Berglund, Brad S. Elliott, Gregory L. Gaeddert and Shawn D. Penner, with Mr. Penner serving as chair of the committee. The Corporate Governance and Nominating Committee is responsible for, among other things:

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assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board for the approval of such recommendation by a majority of the independent directors;

•	reviewing periodically the corporate governance principles adopted by the Board and developing and recommending governance principles applicable to our Board;

•	overseeing the evaluation of our Board; and

•	recommending members for each board committee of our Board.

Our Board has evaluated the independence of the members of our Corporate Governance and Nominating Committee and has determined that each of the members of our Corporate Governance and Nominating Committee, other than Brad S. Elliott, is “independent” under the NASDAQ standards.

Our Board has adopted a written charter for our Corporate Governance and Nominating Committee, which is available on our corporate website at investor.equitybank.com. The Corporate Governance and Nominating Committee held seven meetings during 2019.

Risk Management Committee

Our Risk Management Committee consists of Gary C. Allerheiligen, Jeff A. Bloomer, Brad S. Elliott, Gregory L. Gaeddert and Gregory H. Kossover, with Mr. Gaeddert serving as chair of the committee. The Risk Management Committee is responsible for, among other things:

•	overseeing the Company’s risk management framework, including policies and practices relating to the identification, measurement, monitoring and controlling the Company’s principal business risks;

•	ensuring that the Company’s risk management framework is commensurate with its structure, risk profile, complexity, activities and size; and

•	providing an open forum for communications between management, third parties and our Board to discuss risk and risk management.

Director Nominations

Pursuant to its charter, the Corporate Governance and Nominating Committee is responsible for the process relating to director nominations, including identifying, recruiting, interviewing and selecting individuals who may be nominated for election to the Board. The Corporate Governance and Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the Board. The majority of the independent directors meeting in an executive session then approve nominees for presentation and election by the Company’s stockholders.

The Corporate Governance and Nominating Committee also considers director candidates recommended by stockholders who appear to be qualified to serve on our Board and meet the criteria for nominees considered by the committee. The committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and it does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Corporate Governance and Nominating Committee’s resources, the committee will consider only those director candidates recommended in accordance with the procedures set forth below in the section titled “Procedures to be Followed by Stockholders.”

Criteria for Director Nominees

The Corporate Governance and Nominating Committee seeks to identify and select director nominees who will contribute to the Company’s overall corporate goals including: responsibility to its stockholders, industry leadership, customer success, positive working environment and integrity in financial reporting and business conduct. The committee assesses nominees based upon (i) independence, experience, areas of expertise and other factors relative to the overall composition of the Board and (ii) the appropriateness of Board membership of the nominee based on current responsibilities of Board members. Our Board is also committed to promoting diversity and inclusion in the governance and operations of the Company. These values are reflected in identifying candidates for Board service and in the overall makeup of the Board, so that the Board is inclusive of members who reflect diversity of viewpoints, background, experience, age, gender, race, ethnicity and culture. Including nominees to our Board, our Board includes one minority and two female members. The committee also considers the following qualifications in assessing nominees for election or re-election to the Board:

•	demonstrated ability and sound judgment that usually will be based upon broad experience;

•	personal qualities and characteristics, accomplishments and reputation in the business community, professional integrity, educational background, business experience and related experience;

•	willingness to objectively appraise management performance;

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giving due consideration to potential conflicts of interest, current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	ability and willingness to commit adequate time to Board and committee matters, including attendance at Board meetings, committee meetings and annual stockholders meetings;

•	commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations;

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fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company and the interests of its stockholders;

•	diversity of viewpoints, background, experience, age, gender, race, ethnicity and culture; and

•	other factors deemed relevant and appropriate by the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee reviews, from time to time, the experience and characteristics appropriate for Board members and director candidates in light of the Board’s composition at the time and the skills and expertise needed for effective operation of the Board and its committees.

Procedures to be Followed by Stockholders

Under Article VI of our Articles, a stockholder may make a nomination or nominations for director of the Company at an annual meeting of stockholders; provided, that the requirements set forth in the Articles have been satisfied. If such requirements have not been satisfied, any nomination sought to be made by such stockholder for consideration and action by the stockholders at such annual meeting of stockholders shall be deemed not properly brought before the meeting, shall be ruled by the Chairman of the meeting to be out of order, and shall not be presented or acted upon at the meeting.

Accordingly, a stockholder must satisfy the requirements summarized below to nominate a director to the Board:

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The stockholder nominating a director must be a stockholder of record on the record date for such annual meeting, must continue to be a stockholder of record at the time of such meeting, and must be entitled to vote on such matter so presented.

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The stockholder nominating a director must deliver or cause to be delivered a written notice to the Secretary of the Company. Such notice must be received by the Secretary no less than one hundred twenty (120) days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s annual meeting, such notice must be received by the Secretary a reasonable time prior to the time at which notice of such meeting is delivered to the stockholders. The notice shall specify: (a) the name and address of the stockholder as they appear on the books of the Company; (b) the class and number of shares of the Company which are beneficially owned by the stockholder; (c) any material interest of the stockholder in the proposed business described in the notice; (d) each nomination sought to be made, together with the reasons for each nomination, a description of the qualifications and business or professional experience of each proposed nominee and a statement signed by each nominee indicating his or her willingness to serve if elected, and disclosing the information about such stockholder that would be required by the Exchange Act, and the rules and regulations promulgated thereunder, to be disclosed in the proxy materials for the meeting involved if such stockholder were a nominee of the Company for election as one of its directors; and (e) if requested by the Company, all other information that would be required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

•

Notwithstanding satisfaction of the provisions of the requirements set forth above, the proposal described in the notice may be deemed not to be properly brought before the meeting if, pursuant to state law or any rule or regulation of the SEC, it was offered as a stockholder proposal and was omitted, or had it been so offered, it could have been omitted, from the notice of, and proxy material for, the meeting (or any supplement thereto) authorized by the Board.

•

In the event such notice is timely given in accordance with the requirements set forth in the Articles and the business described therein is not otherwise disqualified pursuant to the Articles, such business may be presented by, and only by, the stockholder who shall have given the notice required by the Articles or a representative of such stockholder.

The above summary does not purport to be a complete statement of all the terms and conditions that a stockholder must satisfy to make a proposal or nominate a director. Any stockholder desiring to take any of these actions should consult, without limitation, the Articles, our Bylaws, applicable Kansas law, SEC rules and regulations and their own legal counsel.

Stockholder Communications with Our Board

Stockholders and other interested parties may communicate by writing to Chris Navratil, Senior Vice President of Finance, at our principal executive offices, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas

67207. Stockholders may submit their communications to the Board, any committee of the Board or individual directors on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Stockholder Communication with Directors” and clearly identifying the intended recipient(s) of the communication.

The Company will review each communication and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (1) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication; and (2) the communication falls within the scope of matters generally considered by the Board. To the extent the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.

Information may be submitted confidentially and anonymously, although the Company may be obligated by law to disclose the information or identity of the person providing the information in connection with government or private legal actions and in other circumstances. The Company’s policy is not to take any adverse action, and not to tolerate any retaliation, against any person for asking questions or making good faith reports of possible violations of law, the Company’s policies or its Corporate Code of Business Conduct and Ethics.

Director Attendance at the Annual Meeting

The Board encourages directors to attend the Annual Meeting. All of the Company’s directors attended the Company’s 2019 Annual Meeting of Stockholders held on April 24, 2019.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors. The full text of our Code of Business Conduct and Ethics is available on our corporate website at investor.equitybank.com. The Code of Business Conduct and Ethics may be accessed by selecting “Investor Relations” and then “Corporate Governance” from the menus on our website.

Director Independence

Under the rules of the NASDAQ, independent directors must comprise a majority of our Board. The rules of the NASDAQ, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors. Our Board has evaluated the independence of its members and our director nominees based upon the rules of the NASDAQ and the SEC. Applying these standards, our Board has affirmatively determined that, with the exception of Brad S. Elliott and Gregory H. Kossover, each of our directors is an independent director, as defined under the applicable rules.

DIRECTOR COMPENSATION

During 2019, we paid each of our non-employee directors a cash retainer of $32,000 and issued common stock with a value of $30,000 to each director for their service as a director. In addition, we paid the non-employee members of our Compensation, Corporate Governance and Nominating, Trust and Risk Management Committees $3,500 for services on such committees during the same period. The chairman of each of these committees earned $7,500 for serving in such role in 2019. Each member of our Audit Committee received a retainer of $4,500 for serving on the committee during 2019. The chairman of our Audit Committee received a retainer of $10,000 for his service during 2019. In 2019, we paid our non-employee directors that serve on Equity Bank’s Credit Committee a retainer of $30,000 for serving on the committee. Pursuant to our director compensation policy we prepay our directors’ fees on May 1 of each year and the fees are earned over a one-year period. We also reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board or any committees of the Board.

All of our directors also serve as directors of Equity Bank. During 2019, our directors did not receive any additional compensation for service on the board of Equity Bank. Mr. Elliott did not receive any additional compensation for service on our Board or Equity Bank’s board of directors for 2019. The board fees received by Mr. Kossover are reflected in his compensation discussed in the Summary Compensation Table.

The following table sets forth the compensation earned during for the fiscal year ended December 31, 2019 by each non-employee director who served on our Board in 2019:

Name	Fees Earned or Paid in Cash ($)(1)(2)(3)	Stock Awards ($)(4)	Total ($)
Gary C. Allerheiligen	$47,233	$20,000	$67,233
James L. Berglund	65,300	20,000	85,300
Jeff A. Bloomer(5)	35,133	20,000	55,133
Gregory L. Gaeddert	45,433	20,000	65,433
R. Renee Koger	34,333	20,000	54,333
Jerry P. Maland	35,133	20,000	55,133
Shawn D. Penner	65,800	20,000	85,800
Harvey R. Sorensen	42,400	20,000	62,400

(1)

For the 2018 service year ending April 30, 2019, pursuant to our director compensation policy, our directors could elect to receive the compensation payable to them for service as a director of the Company in cash, stock options, stock or a combination thereof. Accordingly, in lieu of a cash payment in the amount set forth in the table above, our directors elected to receive the compensation for the 2018 service year, which was earned from May 1, 2018 through April 30, 2019, as follows:

•	Ms. Koger and Mr. Sorensen elected to receive their director compensation entirely in stock options of the Company, for which Ms. Koger earned 1,183 and Mr. Sorensen earned 1,449 stock options;

•

Messrs. Allerheiligen and Bloomer elected to receive a portion of their director compensation in cash and a portion in stock options of the Company. Mr. Allerheiligen earned 807 stock options of Company and $7,283 in cash. Mr. Bloomer earned 636 stock options of Company and $5,733 in cash;

•	Mr. Gaeddert elected to receive a portion of his director compensation in cash and a portion in stock of the Company, for which Mr. Gaeddert earned 180 shares of stock and $6,883 in cash; and

•	Messrs. Berglund, Maland and Penner each elected to receive their director compensation entirely in cash.

The table above reflects the amount earned by each director that was attributable to the fiscal year ended December 31, 2019.

(2)

With the exception of stock options granted to directors who elected to receive payment in stock options in lieu of cash payments of their fees, no options were granted to our directors in 2019. As described in the preceding footnote, directors that elected to receive stock options received a grant of options on May 1, 2018, which consisted of a prepayment for the period from May 1, 2018 to April 30, 2019. Such stock options were subject to pro rata vesting over the one-year period, subject to limited exceptions, the stock options may only be exercised by the director. As of December 31, 2019, Mr. Allerheiligen held 19,253 stock options, Mr. Berglund held 14,824 stock options, Mr. Bloomer held 7,924 stock options, Mr. Gaeddert held 12,103 stock options, Ms. Koger held 19,145 stock options and Mr. Sorensen held 30,993 stock options.

(3)	For the 2019 service year, director retainer and committee fees were prepaid in cash on May 1, 2019 and will be earned over the service period ending April 30, 2020.

(4)

In addition to retainer and committee fees, each director of the Company also received a share issuance equal to $30,000, or 1,138 shares, for the 2019 service year of which $20,000 was earned during the fiscal year ended December 31, 2019.

(5)	Mr. Bloomer’s term of office as a director of the Company will end at the 2020 Annual Meeting of Stockholders. He will continue to serve as a director of Equity Bank.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

We are providing compensation disclosure that satisfies the requirements applicable to emerging growth companies, as defined in the JOBS Act. Our named executive officers for 2019, which consist of our principal executive officer and the two other most highly compensated executive officers, are:

•	Brad S. Elliott, Chief Executive Officer and Chairman of the Board;

•	Gregory H. Kossover, Executive Vice President, Chief Financial Officer and Director; and

•	Craig L. Anderson, Executive Vice President and Chief Operating Officer.

Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for the years ended December 31, 2019, 2018 and 2017. Except as set forth in the notes to the table, all cash compensation for Messrs. Elliott, Kossover and Anderson was paid by Equity Bank, where each serves in the same capacity.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Brad S. Elliott	2019	715,000	721,424	584,154	238,820	157,132	(3)	2,416,530
Chief Executive Officer and	2018	712,292	489,032	2,000,005	—	138,010	(4)	3,339,339
Chairman of the Board	2017	651,884	333,770	66,732	133,331	135,222	(5)	1,320,939

Gregory H. Kossover	2019	400,000	415,836	286,781	133,606	54,543	(6)	1,290,766
Executive Vice President, Chief	2018	351,290	270,825	1,499,986	—	55,398	(7)	2,177,499
Financial Officer and Director	2017	350,714	321,689	41,674	144,000	24,706	(8)	882,783

Craig L. Anderson	2019	350,000	280,600	157,480	—	40,835	(9)	828,915
Executive Vice President and
Chief Operating Officer

(1)

These amounts represent the aggregate grant-date fair value of time and performance based restricted stock unit awards, determined in accordance with FASB ASC Topic 718. The grant-date fair value of restricted stock units is determined by the closing price of the Company’s stock on the date of grant. See Note 19 to the consolidated financial statements for the year ended December 31, 2019.

(2)

These amounts represent the aggregate grant-date fair value of stock option awards, determined in accordance with FASB ASC Topic 718. See Note 19 to the consolidated financial statements for the year ended December 31, 2019 for a discussion of the associated assumptions used in the valuation of stock-option awards.

(3)

This amount includes (i) club dues of $18,078, (ii) the value of the use of a company owned vehicle $11,369, (iii) life insurance premiums of $100,690, (iv) the value of the use of Company aircraft of $16,195 and (v) Company 401(k) contributions of $10,800.

(4)	This amount includes (i) club dues of $17,185, (ii) the value of the use of a company owned vehicle $25,685, (iii) life insurance premiums of $84,340 and (iv) Company 401(k) contributions of $10,800.
(5)

This amount includes (i) club dues of $13,397, (ii) the value of the use of a company owned vehicle of $25,685, (iii) life insurance premiums of $85,340 and (iv) Company 401(k) contributions of $10,800.

(6)

This amount includes (i) club dues of $10,158, (ii) fees for services as a director of the Company of $32,000, (iii) the value of the use of Company aircraft of $295, (iv) life insurance premiums of $1,290 and (v) Company 401(k) contributions of $10,800.

(7)	This amount includes (i) club dues of $11,308, (ii) fees for services as a director of the Company of $32,000 (iii) life insurance premiums of $1,290 and (iv) Company 401(k) contributions of $10,800.
(8)	This amount includes (i) club dues of $13,216, (ii) life insurance premiums of $690 and (iii) Company 401(k) contributions of $10,800.
(9)	This amount includes (i) club dues of $16,455, (ii) the value of the use of a company owned vehicle $11,600, (iii) life insurance premiums of $1,980 and (iv) Company 401(k) contributions of $10,800.

Narrative Discussion of Summary Compensation Table

General

We compensate our named executive officers through a mix of base salary, cash incentive bonuses, long-term incentive compensation and other benefits, which include certain perquisites. We believe the current mix and value of these compensation elements provide our named executive officers with total annual compensation that is both reasonable and competitive within our markets, appropriately reflects our performance and the executive’s particular contributions to that performance, and takes into account applicable regulatory guidelines and requirements.

Base Salary

The base salaries of our named executive officers have been historically reviewed and set annually by the Board working with our Compensation Committee as part of the Company’s performance review process as well as upon the promotion of an executive officer to a new position or other change in job responsibility. In establishing base salaries for our named executive officers, the Compensation Committee has relied on external market data obtained from outside sources including banking industry trade groups and the recommendation of our independent compensation consultant. In addition to considering the information obtained from such sources, the Compensation Committee has considered:

•	each named executive officer’s scope of responsibility;

•	each named executive officer’s years of experience;

•	the types and amount of the elements of compensation to be paid to each named executive officer;

•

our overall financial performance and performance with respect to other aspects of our operations, such as our growth, asset quality, profitability and other matters, including the status of our relationship with the banking regulatory agencies; and

•	each named executive officer’s individual performance and contributions to our company-wide performance, including leadership, team work and community service.

Cash Bonuses

We typically pay an annual cash incentive award to our named executive officers. Bonus amounts reflected in the summary compensation table were paid in the year reported for services performed in the preceeding year. Annual incentive awards are intended to recognize and reward those named executive officers who contribute meaningfully to our performance for the year. The Compensation Committee, determines whether such bonuses will be paid for any year and the amount of any bonus paid based upon annually established formula and specific performance measures. The committee reviews external market data from outside sources in setting the criteria for such bonuses. Additionally, in determining whether to pay cash bonuses to a named executive officer for a given year and the amount of any cash bonus to be paid, the Compensation Committee considers factors which include:

•	the personal performance of the named executive officer and contributions to the Company’s performance for the year, including leadership, team work and community service; and

•	our financial performance, including our growth, asset quality and profitability.

Equity Compensation

We typically pay a portion of our named executive officers’ bonuses in stock options and restricted stock units (“RSUs”) granted under our Amended and Restated 2013 Stock Incentive Plan (the “Stock Incentive Plan”). The purpose of our Stock Incentive Plan is to attract and retain key officers and to encourage performance by providing an ownership stake in our Company. We believe that these grants are appropriate long-term incentives to link executives’ performance with stockholder returns. We continue to review this program with each grant to ensure that this form of equity compensation will drive our executives toward successful long-term business results. For additional discussion of our existing Stock Incentive Plan and grants made under the Stock

Incentive Plan, please see “—Stock Option Awards to Named Executive Officers” and “—RSU Awards to Named Executive Officers” below.

Benefits and Perquisites

Generally, our named executive officers participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our named executive officers, with a 401(k) plan to assist our employees in planning for retirement and securing appropriate levels of income during retirement. The purpose of our employee benefit plans is to help attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

401(k) Plan. Our named executive officers, all of whom were eligible to participate in the 401(k) plan, may elect to participate in the 401(k) plan on the same basis as all other employees. In 2019, 2018 and 2017, we made contributions to our named executive officers’ accounts based on the contributions made by the named executive officers.

Employee Stock Purchase Plan. Our named executive officers are also eligible to participate in our employee stock purchase plan (“ESPP”) on the same basis as all other employees. Our ESPP was approved by our stockholders at our 2019 Annual Meeting of Stockholders and the ESPP is structured as a qualified employee stock purchase plan under Section 423 of the Internal Revenue Code. The ESPP gives our employees an opportunity to purchase shares of our common stock at a discounted price subject to compliance with the terms of the ESPP. We believe that our stockholders will correspondingly benefit from the increased interest on the part of participating employees in our success.

Perquisites. We provide our named executive officers with a limited number of perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain qualified executives. Our Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. In 2019, 2018 and 2017, we provided certain of our named executives officers with the use of Company-owned vehicles and paid for certain club memberships.

Role of Independent Compensation Consultant

The Compensation Committee engaged Meridian as its independent compensation consultant in 2018 to advise the Compensation Committee on executive compensation matters, short- and long-term incentive compensation programs, compliance with SEC rules and regulations for compensation plans and arrangements, and to provide it with information and data concerning executive compensation. Meridian did not provide additional services other than compensation consulting to the Compensation Committee. The Compensation Committee conducted an assessment of potential conflicts of interest and independence issues for Meridian and no conflicts of interest or independence issues relating to Meridian’s services were identified by the Compensation Committee.

Employment Agreements with Named Executive Officers

We have employment agreements with each of Messrs. Elliott, Kossover and Anderson and certain other officers of the Company. Messrs. Elliott’s, Kossover’s and Anderson’s employment agreements provide for the payment of a base salary, which will be reviewed at least annually and that may be increased, but not reduced.

Messrs. Elliott’s, Kossover’s and Anderson’s employment agreements also provide that they are each eligible to receive an annual incentive payment in accordance with the terms of any applicable incentive plan of the Company and subject to the achievement of any performance goals established by the Board and for Messrs. Elliott and Kossover, agreed to by such executive, as applicable. The target annual incentive payment for each fiscal year during the term of their respective employment agreement is 75% of their base salary for Messrs. Elliott and Kossover and 65% of base salary for Mr. Anderson. Messrs. Elliott, Kossover and Anderson are also eligible for annual equity grants in the sole discretion of the Board having an aggregate target value not to exceed an amount equal to 25% of the combined total of their respective base salary and incentive payment for Messrs. Elliott and Kossover and 50% of Mr. Anderson’s base salary. Each such annual equity grant, if awarded, shall be governed by the terms of a separate agreement. If Messrs. Elliott’s, Kossover’s or Anderson’s employment is terminated for cause, or Messrs. Elliott, Kossover or Anderson voluntarily resign without good reason prior to the vesting date of an equity grant, he will forfeit his right to receive certain equity compensation.

Under Mr. Elliott’s employment agreement, if his employment is terminated (i) by the Company without cause, (ii) by him with good reason or (iii) by the Company or Mr. Elliott if such employment agreement is not renewed, he will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.

Under Mr. Kossover’s employment agreement, if his employment is terminated (i) by the Company due to the executive’s failure to perform his duties to the satisfaction of his supervisor or the Chief Executive Officer, (ii) by the Company without cause, (iii) by the executive with good reason, or (iv) by the Company or the executive if such employment agreement is not renewed, then Mr. Kossover will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company.

For purposes of Mr. Kossover’s employment agreement, “good reason” includes a change in executive’s status, title position or responsibilities that is materially inconsistent with executive’s existing duties, a material breach of the employment agreement or if he is required to be based any place outside of a thirty-mile radius of Wichita, Kansas.

Under Mr. Anderson’s employment agreement, if his employment is terminated (i) by the Company without cause, (ii) by the executive with good reason, or (iii) by the Company or the executive if such employment agreement is not renewed, then Mr. Anderson will be entitled to receive his base salary for a period of twelve months following such termination, subject to compliance with the terms of the employment agreement and execution of a general release in favor of the Company. For purposes of Mr. Anderson’s employment agreement, good reason means any material breach of the employment agreement by Company.

Messrs. Elliott’s, Kossover’s and Anderson’s employment agreements each contains a change in control provision that provides for a payment to the executive if (i) his employment is terminated within twelve months after a change in control for any reason other than death, permanent incapacity or cause, or (ii) he resigns for any reason within twelve months after the change in control. Upon a qualifying change in control and termination of his employment, Messrs. Elliott and Kossover would each be entitled to a payment equal to 2.99 times the sum of (i) his prior year’s base salary and (ii) all additional cash compensation paid to him and received during such year, and Mr. Anderson would be entitled to a payment equal to (i) his prior year’s base salary and (ii) all additional cash compensation paid to him and received during such year. Any payments pursuant to the change in control provision are subject to compliance with restrictions imposed by the Code.

Additionally, each of Messrs. Elliott, Kossover and Anderson are bound by the restrictive covenants set forth in their respective employment agreements, which include confidentiality, non-solicitation and non-competition restrictions.

Annual Executive Incentive Plan

On November 14, 2016, the Board approved the Company’s Annual Executive Incentive Plan (the “AEIP”), which was then approved by the Company’s stockholders at the 2017 Annual Meeting of Stockholders. The AEIP is a non-equity incentive compensation plan pursuant to which participating executive officers may earn incentive awards payable in cash, stock, restricted stock or options if certain pre-determined performance targets are met.

Long-term Incentive Program

On February 28, 2018, the Compensation Committee approved equity awards to Messrs. Elliott and Kossover that consisted of performance-vested restricted stock units (“PRSUs”) and time-vested restricted stock units (“TRSUs”), which were granted under the terms of the Company’s Stock Incentive Plan.

The PRSUs will be earned based on achievement over the three-year performance period that began January 1, 2018 and ends December 31, 2020 (the “Performance Period”), of pre-defined performance goals determined by the Compensation Committee that are based on (i) the Company’s core earnings per share growth relative to an index of other US banks with between $3 billion and $10 billion in total assets and (ii) total shareholder return, assuming reinvestment of dividends, relative to the bank index. Grants of PRSUs will cliff vest at the end of the Performance Period based on actual performance and achievement of the performance goals. Vesting will range from 50% of target payout for achieving threshold performance and to 150% of target payout for achieving stretch performance.

The TRSUs will vest over three years, with 25% vesting immediately upon grant, and 25% at the annual anniversary of the grant for the next three years.

In connection with grants of the PRSUs and TRSUs, the Compensation Committee also adopted a Form of PRSU Award Agreement and Form of TRSU Award Agreement. The PRSU Award Agreement, among other things, provides that if the grantee’s employment with the Company is terminated for any reason other than for “Cause” (as defined in the Plan) before the last day of the Performance Period all unvested PRSUs will vest based on the specified target performance under the PRSU. Likewise, the TRSU Award Agreement, among other things, provides that if the grantee’s employment with the Company is terminated for any reason other than for “Cause” (as defined in the Plan) before the last day of the vesting period, all unvested TRSUs will vest immediately. If the grantee’s employment with the Company is terminated for Cause, all unvested PRSUs and TRSUs shall be forfeited.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information relating to outstanding equity awards held by the named executive officers as of December 31, 2019:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Brad S. Elliott	150,000	—		—	12.00	12/31/2021
	30,000	—		—	13.00	8/25/2024
	40,665	—		—	14.25	12/31/2024
	32,643	—		—	21.21	1/28/2026
	13,022	3,831	(1)	—	33.50	2/17/2027
	9,301	24,876	(2)	—	32.29	2/12/2029
							498	(4)	15,373
							13,535	(5)	417,825
							27,071	(6)	835,682
							9,939	(7)	306,817
							7,174	(8)	221,461

Gregory H. Kossover	9,750	—		—	13.00	12/31/2023
	20,464	—		—	14.25	12/31/2024
	7,849	—		—	23.39	12/31/2025
	16,000	4,000	(3)	—	23.39	12/31/2025
	8,138	2,395	(1)	—	33.50	2/17/2027
	9,055	—		—	35.06	12/28/2027
	5,203	13,917	(2)	—	32.29	2/12/2029
							311	(4)	9,601
							10,151	(5)	313,361
							20,303	(6)	626,754
							4,942	(7)	152,560
							3,396	(8)	104,835

Craig L. Anderson							2,286	(6)	70,569
							2,431	(8)	75,045
							1,524	(9)	47,046
							2,431	(10)	75,045

(1)

Represents time-based options granted on February 17, 2017. A portion of the options vested at grant. The remaining options vest in three equal annual installments on the anniversary of the grant date, subject to the continued employment of the executive.

(2)

Represents time-based options granted on February 12, 2019. A portion of the options vested at grant. The remaining options vest in three equal annual installments on the anniversary of the grant date, subject to the continued employment of the executive.

(3)	Represents time-based options granted on December 31, 2015. One-fifth of the options vest on each anniversary of the grant date, subject to the continued employment of the executive.
(4)

Represents restricted stock units granted on February 17, 2017. A portion of the units vested on the grant date. The remaining units vest in three equal annual installments beginning on February 15, 2018, subject to the continued employment of the executive.

(5)

Represents restricted stock units granted on February 28, 2018. A portion of the units vested on the grant date. The remaining units vest in three equal annual installments beginning on February 28, 2019, subject to the continued employment of the executive.

(6)	Represents restricted stock units granted on February 28, 2018. Cliff vesting of these units will occur on February 28, 2021 if certain criteria are met during the performance period.
(7)

Represents restricted stock units granted on February 7, 2019. A portion of the units vested on the grant date. The remaining units vest in three equal annual installments beginning on February 7, 2020, subject to the continued employment of the executive.

(8)	Represents restricted stock units granted on February 7, 2019. Cliff vesting of these units will occur on February 7, 2022 if certain criteria are met during the performance period.
(9)	Represents restricted stock units granted on May 1, 2018. The units vest in three equal annual installments beginning on May 1, 2019, subject to the continued employment of the executive.
(10)	Represents restricted stock units granted on February 7, 2019. The units vest in three equal annual installments beginning on February 7, 2020, subject to the continued employment of the executive.

Equity Incentive Plans

2006 Stock Incentive Plan

As of the date of this Proxy Statement, Mr. Elliott held outstanding options under the Equity Bancshares 2006 Non-Qualified Stock Option Plan (the “2006 Plan”). The 2006 Plan is frozen to new grants and all of the outstanding options held by Mr. Elliott under the 2006 Plan were vested as of December 31, 2016. As of the date of this Proxy Statement, 150,000 stock options to purchase shares of our Class A Common Stock under the 2006 Plan were outstanding.

Amended and Restated 2013 Stock Incentive Plan.

At our 2016 Annual Meeting of Stockholders, the stockholders of the Company approved the Stock Incentive Plan and at our 2018 annual meeting, the stockholders of the Company approved an amendment to the Stock Incentive Plan that increased the number of shares available under the Stock Incentive Plan by 600,000 shares. The Stock Incentive Plan was adopted by our Board to provide equity incentives to employees, non-employee directors and key consultants and contractors with the goal of promoting the long-term growth and financial success of the Company. The maximum number of shares of our Class A Common Stock that may be issued under the Stock Incentive Plan is 1,500,000 shares, subject to adjustment to reflect stock splits and certain similar transactions as determined by the Compensation Committee. Such shares may be awarded in the form of nonqualified stock options, restricted stock, restricted stock units or unrestricted stock awards. In 2019, we awarded 61,019 stock options and 102,995 restricted stock units under our Stock Incentive Plan. Our non-employee directors received 9,104 shares in 2019 as compensation for participation on the Board. As of March 2, 2020, 265,640 restricted stock units and 615,158 stock options to purchase shares of Class A Common Stock were outstanding under the Stock Incentive Plan and there were 494,310 shares of Class A Common Stock available for issuance in connection with future awards under the Stock Incentive Plan. For a more detailed discussion of the options and RSUs granted to our named executive officers, please see “—Stock Option Awards to Named Executive Officers” and “—RSU Awards to Named Executive Officers” below.

Stock Option Awards to Named Executive Officers

We have granted time-based options to each of our named executive officers. Additionally, Mr. Elliott has received bonus payments owed to him under his employment agreement in the form of fully-vested stock options.

Each of the stock option agreements for the 2017 and 2019 option awards to our named executive officers provides the Company with a repurchase right and imposes certain restrictions on transfer. Upon the termination of employment, we have a right to purchase any shares of Class A Common Stock of the Company acquired pursuant to a stock option granted under the Stock Incentive Plan at fair market value from such former employee.

Options (whether or not vested) granted to our named executive officers will be forfeited if such individual is terminated for cause. Additionally, options granted to our named executive officers are subject to a clawback provision, which is triggered based upon certain material inaccuracies in the financial statements of the Company or violations of the confidentiality or non-solicitation provisions contained in the stock option agreement.

In addition to the terms described above, the stock option agreements provide the specific terms for the options granted, including the number of shares granted, the price per share, the initial vesting date, the vesting schedule and the expiration date of the grant.

RSU Awards to Named Executive Officers

We have granted time-based restricted stock units (“RSUs”) to each of our named executive officers. The time-based awards held by each of Messrs. Elliott and Kossover vested 25% at grant and annually thereafter in 25% increments on each of the anniversaries from the grant date over a three-year period. The time-based awards held by Mr. Anderson vest ratably over three years. We have also granted PRSUs to each of our named executives as discussed previously and as enumerated in the above table. These grants are subject to cliff vesting on the vesting date if performance criteria have been met.

Unvested RSUs granted to our named executive officers will generally be forfeited if such individual’s employment is terminated prior to the applicable vesting date. Additionally, RSUs granted to our named executive officers are subject to a clawback provision that provides for recoupment of certain RSUs and gains related to RSUs pursuant to any compensation clawback or recoupment policy adopted by the Company and effective as of the grant date or that is required by law.

In addition to the terms described above, the RSU agreements provide the specific terms for the RSUs granted, including the number of units granted, the vesting schedule and other terms of the grant.

Compensation Committee Interlocks and Insider Participation

As of the date of this Proxy Statement, no members of our Compensation Committee are or have been an officer or employee of us or any of our subsidiaries. In addition, none of our executive officers serves or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Ordinary Banking Relationships

Some of our officers, directors and principal stockholders and their affiliates are customers of Equity Bank. Such officers, directors and principal stockholders and their affiliates have had transactions in the ordinary course of business with us, including borrowings, all of which were effected on substantially the same terms and conditions, including interest rate and collateral, as those prevailing from time to time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectability or other unfavorable features. We expect to continue to have such transactions on similar terms and conditions with such officers, directors and stockholders and their affiliates in the future.

Review and Approval of Transactions with Related Persons

Transactions by us with related parties are subject to a formal written policy, as well as regulatory requirements and restrictions. These requirements and restrictions include Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by Equity Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by Equity Bank to its executive officers, directors and principal stockholders). We have adopted policies to comply with these regulatory requirements and restrictions.

We have adopted a related person transaction policy in order to comply with all applicable requirements of the SEC and the NASDAQ concerning related party transactions. Related party transactions will be referred for approval or ratification to our Audit Committee. In determining whether to approve a related party transaction, our Audit Committee will consider, among other factors, the related party’s relationship to the Company, the nature of the proposed transaction, the nature of the related party’s direct or indirect interest in the transaction, and the related party’s relationship to or ownership interest in any other party to, or which has an interest in the transaction. A copy of this policy and our Audit Committee charter are available on our corporate website at investor.equitybank.com.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Class A Common Stock as of March 2, 2020 subject to certain assumptions set forth in the footnotes for:

•	each person known by us to be the beneficial owner of 5% or more of our outstanding Class A Common Stock;

•	each of our directors and nominees;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.

To our knowledge, each person named in the table has sole voting and investment power with respect to all of the securities shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The number of securities shown represents the number of securities the person “beneficially owns,” as determined by the rules of the SEC. The SEC has defined “beneficial” ownership of a security to mean the possession, directly or indirectly, of voting power and/or investment power. A security holder is also deemed to be, as of any date, the beneficial owner of all securities that such security holder has the right to acquire within sixty (60) days after such date through (i) the exercise of any option, warrant or right, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement.

Each share of Class A Common Stock is entitled to one vote on matters on which holders of Class A Common Stock are eligible to vote. The Company’s Class B Common Stock has no voting rights, and no shares of the Company’s Class B Common Stock are currently outstanding.

Unless otherwise noted, the address for each stockholder listed on the table below is: c/o Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207.

Name of Beneficial Owner(1)	Class A Common Stock
	Number	Percentage(18)
5% Stockholders:

Entities affiliated with Black Rock, Inc.(2)	1,019,641	6.6%
Entities affiliated with FMR LLC(3)	871,540	5.7%
Entities affiliated with RMB Capital Management, LLC(4)	1,463,652	9.5%
Entities affiliated with T. Rowe Price Associates, Inc(5)	1,520,542	9.9%

Directors, Nominees and Named Executive Officers:

Brad S. Elliott(6)	519,841	3.3%
Gregory H. Kossover(7)	158,628	1.0%
Craig L. Anderson(8)	6,834	*
Gary C. Allerheiligen(9)	39,813	*
L. James Berglund(10)	36,462	*
Jeff A. Bloomer(11)	17,462	*
Junetta M. Everett	—	*
Gregory L. Gaeddert(12)	40,079	*
Benjamen M. Hutton	—	*
R. Renee Koger(13)	64,368	*
Jerry P. Maland(14)	136,431	*
Shawn D. Penner(15)	130,073	*
Harvey R. Sorensen(16)	80,608	*
All Directors, Nominees and Executive Officers as a Group (21 Persons)(17)	1,369,558	8.6%

*	Indicates less than 1%
1)	All references are to shares of the Company’s Class A Common Stock.
2)

Based on a Schedule 13G filed by Black Rock, Inc. with the SEC on February 7, 2020, which reported that it is the beneficial owner of 1,019,641 shares and that it has sole voting power with respect to 985,846 of such shares, shared voting power with respect to none of such shares, sole disposition power with respect to 1,019,641 of such shares and shared disposition power with respect to none of such shares. The address for Black Rock, Inc. is 55 East 52nd Street, New York, NY 10055.

3)

Based on a Schedule 13G/A filed by FMR LLC with the SEC on February 7, 2020, which reported that it is the beneficial owner of 871,540 shares and that it has sole voting and disposition power with respect to all of such shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

4)

Based on a Schedule 13G/A filed by RMB Capital Management, LLC with the SEC on February 14, 2020, which reported that it is the beneficial owner of 1,463,652 shares and that it has shared voting and disposition power with respect to all of such shares. The address for RMB Capital Management, LLC is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.

5)

Based on a Schedule 13G filed by T. Rowe Price Associates, Inc. with the SEC on February 14, 2020, which reported that it is the beneficial owner of 1,520,542 shares and that it has sole voting power with respect to 275,500 of such shares, shared voting power with respect to none of such shares, sole disposition power with respect to 1,520,542 of such shares and shared disposition power with respect to none of such shares. The address for T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, MD 21202.

6)

Includes (i) 212,204 shares held of record by Mr. Elliott, (ii) 3,500 shares held in Mr. Elliott’s individual retirement account, (iii) 9,615 shares held of record by Equity Holdings, LLC of which Mr. Elliott is the managing member, (iv) 6,768 restricted stock units convertible to shares within 60 days and (v) 287,754 shares issuable upon the exercise of options exercisable within 60 days. Mr. Elliott has pledged 22,654 shares of his Equity common stock as security for certain obligations.

7)

Includes (i) 55,500 shares held of record by the Gregory H. Kossover Revocable Trust of which Mr. Kossover serves as the trustee, (ii) 14,559 shares held of record by Mr. Kossover, (iii) 5,076 restricted stock units convertible to shares within 60 days and (iv) 83,493 shares issuable upon the exercise of options exercisable within 60 days.

8)

Includes (i) 2,572 shares held of record by Mr. Anderson, (ii) 3,500 shares held by the Craig L. Anderson Trust of which Mr. Anderson is the trustee, and (iii) 762 restricted stock units convertible to shares within 60 days.

9)

Includes (i) 9,500 shares held of record in Mr. Allerheiligen’s individual retirement account, (ii) 11,060 shares held of record by the Gary C. Allerheiligen Living Trust DTD 1-5-2006 of which Mr. Allerheiligen serves as trustee, and (iv) 19,253 shares issuable upon the exercise of options exercisable within 60 days.

10)

Includes (i) 1,138 shares held of record by Mr. Berglund, (ii) 10,000 shares held of record by the L. James Berglund Revocable Trust of which Mr. Berglund serves as the trustee, (iii) 8,000 shares held of record by the Deana K. Berglund Revocable Trust of which Mr. Berglund’s spouse serves as the trustee, (iv) 2,500 shares jointly held of record by James and Kay Berglund, and (v) 14,824 shares issuable upon the exercise of options exercisable within 60 days.

11)

Includes (i) 5,838 shares held of record by Mr. Bloomer, (ii) 3,700 shares held of record in the Sharon S. Bloomer Trust DTD 11-12-02 of which Mr. Bloomer’s father serves as the trustee, and (iii) 7,924 shares issuable upon the exercise of options exercisable within 60 days. Mr. Bloomer’s term of office as a director of the Company will end at the 2020 Annual Meeting of Stockholders. He will continue to serve as a director of Equity Bank.

12)

Includes (i) 7,677 shares held of record by Mr. Gaeddert, (ii) 2,299 shares held of record by the Gregory L. and Terry S. Gaeddert Family Trust of which Mr. Gaeddert is a trustee, (iii) 18,000 shares held of record by D&G Investments, LLC of which Mr. Gaeddert is the managing member, and (iv) 12,103 shares issuable upon the exercise of options within 60 days.

13)	Includes (i) 45,223 shares of stock held of record by Ms. Koger, and (ii) 19,145 shares issuable upon the exercise of options within 60 days.

14)

Includes (i) 1,138 shares held of record by Mr. Maland, (ii) 18,250 shares held of record in Mr. Maland’s individual retirement account, (iii) 111,089 shares held of record by the Jerry Paul Maland & Jane Lou Maland Living Revocable Trust DTD 9-21-99 of which Mr. Maland and his spouse serve as co-trustees, and (iv) 5,954 shares held of record by Mr. Maland’s spouse.

15)

Includes (i) 1,138 shares held of record by Mr. Penner, (ii) 128,895 shares jointly held of record by Mr. Penner and his spouse, and (iii) 40 shares held of record by Mr. Penner’s son. Mr. Penner has pledged 124,469 shares as security for certain obligations.

16)

Includes (i) 1,138 shares held of record by Mr. Sorensen, (ii) 35,018 shares held of record by Blau Investment Co., LLC of which Mr. Sorensen’s spouse serves as President, (iii) 7,675 shares held of record by Mr. Sorensen’s individual retirement account, (iv) 2,944 shares held of record by Mr. Sorensen’s spouse’s individual retirement account, (v) 2,520 shares jointly held of record by Mr. Sorensen and his spouse, (vi) 320 shares held in trusts for the benefit of Mr. Sorensen’s grandchildren of which Mr. Sorensen serves as trustee, and (vii) 30,993 shares issuable upon the exercise of options exercisable within 60 days. Blau Investment Co., LLC has pledged 35,018 shares as security for certain obligations.

17)

Includes 12,606 restricted stock units convertible to shares within 60 days and 522,462 shares issuable upon the exercise of options within 60 days by such group. Individuals in this group have separately pledged a total of 212,773 shares as security for certain obligations of such individuals.

18)

Based on 15,406,528 shares of the Company’s Class A Common Stock outstanding as of March 2, 2020, plus the number of shares issuable to such individual (or group of individuals) upon the settlement of restricted stock units and the exercise of stock options within 60 days.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the SEC. Such persons are required by the SEC’s regulations to furnish us with copies of all Section 16 forms they file.

Based solely on our review of the copies of such reports furnished to us and representations from certain reporting persons that they have complied with the applicable filing requirements, we believe that during the year ended December 31, 2019, all Section 16(a) reporting requirements applicable to its officers, directors and greater than 10% stockholders were complied with, except for the late filing of two Form 4s for Mr. Blakeney each which should have reported one transaction. A Form 4 was filed on behalf of Mr. Blakeney on February 25, 2020 to report these transactions.

ITEM TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee has selected Crowe LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2020. Crowe LLP has audited the Company’s financial statements since 2008. The audit of the Company’s annual consolidated financial statements for the year ended December 31, 2019 was completed by Crowe LLP on March 10, 2020.

The Board is submitting the selection of Crowe LLP for ratification at the Annual Meeting. The submission of this matter for ratification by stockholders is not legally required, but the Board and the Audit Committee believe the submission provides an opportunity for stockholders, through their vote, to communicate with the Board and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Crowe LLP, the Audit Committee will reconsider, but will not be required to rescind, the selection of that firm as the Company’s independent registered public accounting firm. Representatives of Crowe LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions.

The Audit Committee has the authority and responsibility to retain, evaluate and replace the Company’s independent registered public accounting firm at any time. The stockholders’ ratification of the appointment of Crowe LLP does not limit this authority of the Audit Committee.

Vote Required

The ratification of Crowe LLP’s appointment as the Company’s independent registered public accounting firm will require the affirmative vote of the holders of a majority of the Class A Common Stock present in person or represented by proxy at the Annual Meeting. Any abstentions will have the effect of a vote against the proposals to ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to occur in connection with this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF CROWE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2020.

AUDIT MATTERS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

Audit Committee Report

In accordance with its charter adopted by the Company’s Board, the Company’s Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. While the Audit Committee has the responsibilities and powers set forth in its charter, and the Company’s management and the independent registered public accounting firm are accountable to the Audit Committee, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

In performing its oversight role, the Audit Committee has reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the written statement from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to the Company is compatible with maintaining the independent registered public accounting firm’s independence and has discussed with the independent registered public accounting firm its independence.

Based on the reviews and discussions described in this Audit Committee Report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to herein and in its charter, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2019 be included in the Form 10-K, which was filed with the SEC on March 10, 2020. The Audit Committee also selected Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by the Company’s management and independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that (i) the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, (ii) the Company’s financial statements are presented in accordance with generally accepted accounting principles, or (iii) Crowe LLP is, in fact, independent.

Members of the Audit Committee:

Gary C. Allerheiligen (Chairman)

Gregory L. Gaeddert

Harvey R. Sorensen

Audit Committee Pre-Approval Policy

The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Pre-approval of such services is required unless a “de minimis” exception is met. To qualify for the “de minimis” exception, the aggregate amount of all such services provided to us must constitute not more than five percent of the total amount of revenues paid by us to our independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit or by one or more members of the Audit Committee to whom authority to grant such approval has been delegated by the Audit Committee.

Fees and Services of Independent Registered Public Accounting Firm

The table below sets forth the aggregate fees and expenses billed by Crowe LLP, the Company’s independent registered public accounting firm, for the fiscal years ended December 31, 2019 and 2018:

	For the Years Ended December 31,
	2019	2018
Audit Fees(1)	$858,040	$683,293
Audit Related Fees(2)	19,110	30,000
Tax Fees(3)	5,508	—
All Other Fees	—	—

Total	$882,658	$728,293

(1)

Includes professional services for the audit of our annual financial statements, reviews of the financial statements included in our Form 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to acquisition-related and other stock registration filings in the years ended December 31, 2019 and 2018, respectively.

(3)	Includes fees associated with services provided by Crowe tax personnel related to tax accounting matters.

The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining Crowe LLP’s independence and has concluded that it is consistent.

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Any stockholder desiring to present a stockholder proposal at the Company’s 2021 Annual Meeting of Stockholders and to have the proposal included in the Company’s related proxy statement pursuant to Rule 14a-8 of the Exchange Act must send the proposal to: Secretary, Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300 Wichita, Kansas 67207, so that it is received no later than November 13, 2020. All such proposals should be in compliance with SEC rules and regulations. The Company will only include in its proxy materials those stockholder proposals that it receives before the deadline and that are proper for stockholder action.

In addition, our Articles provide that only such business which is properly brought before a meeting of the stockholders will be conducted. For business to be properly brought before a meeting or nominations of persons for election to the Board to be properly made at a meeting by a stockholder, notice must be received by the Secretary of the Company at our offices no less than one hundred twenty (120) days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year’s annual meeting; provided, however, that if the date of the annual meeting has been changed by more than thirty (30) days from the date of the previous year’s annual meeting, such notice must be received by the Secretary a reasonable time prior to the time at which notice of such meeting is delivered to the stockholders. Such notice to us must also provide certain information set forth in the Company’s Articles. A copy of our Articles may be obtained upon written request to the Secretary of the Company or by visiting our corporate website at investor.equitybank.com.

ANNUAL REPORT ON FORM 10-K

We will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC, to any stockholder upon written request to Investor Relations, Equity Bancshares, Inc., 7701 East Kellogg Drive, Suite 300 Wichita, Kansas 67207.

Our Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2019, as filed with the SEC, accompanies but does not constitute part of this Proxy Statement.

OTHER MATTERS

The Board does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.

 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK « « « EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

EQUITY BANCSHARES, INC.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 10:59 p.m., Central Time, on April 21, 2020.

INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
MOBILE VOTING On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  ▲

PROXY - EQUITY BANCSHARES, INC.	Please mark your votes like this	X
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSAL 2.

1. Election of Directors

Class II:	FOR	AGAINST	ABSTAIN

(1) Junetta M. Everett	☐	☐	☐

Class III:

(1) Gary C. Allerheiligen	☐	☐	☐

(2) Benjamen M. Hutton	☐	☐	☐

(3) Gregory L. Gaeddert	☐	☐	☐

2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Mark here if you plan to attend the meeting.	☐

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2020

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials

for the Stockholders Meeting to be held April 22, 2020

The Notice of 2020 Annual Meeting, 2020 Proxy Statement

and our 2019 Annual Report to Stockholders are available at

investor.equitybank.com.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EQUITY BANCSHARES, INC.

Annual Meeting of Stockholders

April 22, 2020, 10:00 a.m., Central Time

The 2020 Annual Meeting of Stockholders of Equity Bancshares, Inc. will be held on April 22, 2020 at 10:00 a.m., Central Time, at Wichita Country Club, 8501 E. 13th Street North, Wichita, Kansas 67206.

The undersigned appoints Brad S. Elliott and Gregory H. Kossover, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Class A common stock, par value $0.01 per share, of Equity Bancshares, Inc. held of record by the undersigned at the close of business on February 25, 2020 at the Annual Meeting of Stockholders of Equity Bancshares, Inc. to be held on April 22, 2020, or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted at the Annual Meeting.

(Continued, and to be marked, dated and signed, on the other side)